UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________

FORM 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2015

InsPro Technologies Corporation
(Exact name of registrant as specified in charter)

Delaware	333-123081	98-0438502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor-Chester Road

Suite B-101

Radnor, Pennsylvania 19087
(Address of principal executive offices)

(484) 654-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

InsPro Technologies Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on August 19, 2015.

The following matters, all of which were set forth in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on July 10, 2015, were voted on at the Annual Meeting. The results of such voting are as indicated below.

1.	Election of the nominees listed below to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s earlier death, resignation or removal:
Nominee	For	Withheld
Donald R. Caldwell	111,699,208	222,136
Brian Adamsky	111,818,408	102,936
Michael Azeez	111,850,047	71,297
John Harrison	111,367,761	553,583
Kenneth Harvey	111,850,047	71,297
Alan Krigstein	111,427,961	493,383
Robert J. Oakes	111,849,047	72,297
Sanford Rich	111,850,047	71,297
L.J. Rowell	111,790,847	130,497
Paul Soltoff	111,427,961	493,383
Anthony R. Verdi	111,790,847	130,497
Edmond J. Walters	111,849,047	72,297

2.	Ratification of the appointment of D’Arelli Pruzansky, P.A. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015.

For	Against	Abstain
126,240,971	102,014	401,590

3.	Stockholders vote on the following resolution. “RESOLVED, that InsPro Technologies Corporation’s stockholders approve an amendment to the Company’s certificate of incorporation, as amended, to increase the number of authorized shares of common stock from 400,000,000 shares to 500,000,000”.

For	Against	Abstain
123,450,860	3,118,826	174,889

There were 14,823,231 broker non-votes with respect to the election of directors. There were no broker non-votes with respect to the proposals to ratify the appointment of D’Arelli Pruzansky, P.A. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015.

On the basis of the above votes, (i) all nominees listed above were elected to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s earlier death, resignation or removal; (ii) the proposal to ratify the selection of D’Arelli Pruzansky, P.A. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015; and (iii) the resolution that InsPro Technologies Corporation’s stockholders approve an amendment to the Company’s certificate of incorporation, as amended, to increase the number of authorized shares of common stock from 400,000,000 shares to 500,000,000; were each adopted.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPRO TECHNOLOGIES CORPORATION

Date:	August 20, 2015	By:	/s/ Anthony R. Verdi
		Name: Title:	Anthony R. Verdi Chief Financial Officer